                                                                  EXHIBIT 10.1.3

                                                                  EXECUTION COPY




        THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, CAPITAL
                     EXPENDITURE LINE AND SECURITY AGREEMENT


      THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, CAPITAL EXPENDITURE LINE AND SECURITY AGREEMENT (the "Agreement") is entered into on the 8th day of August, 2003 by and among PHIBRO ANIMAL HEALTH CORPORATION (formerly known as Philipp Brothers Chemicals, Inc.), a corporation organized under the laws of the State of New York, ("Borrower"), Phibro-Tech, Inc., a corporation organized under the laws of the State of Delaware, C P Chemicals, Inc., a corporation organized under the laws of the State of New Jersey, The Prince Manufacturing Company, a corporation organized under the laws of the State of Illinois (as an individual entity and as successor by merger to The Prince Manufacturing Company, a corporation organized under the laws of the State of Pennsylvania), Prince Agriproducts, Inc., a corporation organized under the laws of the State of Delaware, Mineral Resource Technologies, Inc., a corporation organized under the laws of the State of Delaware (successor by merger of Mineral Resource Technologies, L.L.C. which merged into MRT Management Corp.), Phibro-Chem, Inc., a corporation organized under the laws of the State of New Jersey, PhibroChemicals, Inc., a corporation organized under the laws of the State of New York, Western Magnesium Corp., a corporation organized under the laws of the State of California, Phibro Animal Health Holdings, Inc., a corporation organized under the laws of Delaware, and Phibro Animal Health U.S., Inc., a corporation organized under the laws of Delaware (each a "Guarantor" and collectively "Guarantors"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

      Whereas, on August 19, 1998, PNC, the Borrower and certain Guarantors entered into a Revolving Credit, Acquisition Term Loan and Security Agreement (as such has been amended, supplemented and/or restated until November 28, 2000, the "Original Loan Agreement"), pursuant to which certain Lenders extended various credit facilities in favor of the Borrower;

      Whereas, on November 29, 2000, Borrower, Guarantors and Lenders amended and restated the Original Loan Agreement and entered into an Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement (as may be amended, supplemented and/or restated, the "Loan Agreement"), pursuant to which the Lenders extended various credit facilities in the aggregate amount of $85,000,000 in favor of the Borrower;

      Whereas, on September 28, 2001, Borrower, Guarantors and Lenders agreed to modify the terms of the Loan Agreement as set forth in the First Amendment to Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement;

      Whereas, on October 23, 2002, Borrower, Guarantors and Lenders agreed to modify the terms of the Loan Agreement as set forth in the Second Amendment to Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement;

      Whereas, Borrower, Guarantors and Lenders have agreed to further modify the terms of the Loan Agreement as set forth in this Agreement.

      Now, therefore, in consideration of Lender's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

      1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.
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                                                                  EXECUTION COPY

      2) MODIFICATIONS. The Loan Agreement and the Other Documents be and hereby are modified as follows:

      (A) The name "Philipp Brothers Chemicals, Inc." throughout the Loan Agreement and the Other Documents is hereby deleted and replaced with the name "Phibro Animal Health Corporation (formerly known as Philipp Brothers Chemicals, Inc.)".

3) ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

      (A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

      (B) to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

      (C) all representations and warranties of the Borrower contained herein and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date and except to the extent that the Agent and the Lenders have been notified by the Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty (which waiver is hereby granted) and except for changes not prohibited by the terms of the Loan Agreement;

      (D) Borrower has taken all necessary corporate or company action to authorize the execution and delivery of this Agreement; and

      (E) this Agreement is a modification of an existing obligation and is not a novation.

4) PRECONDITIONS. The Borrower shall deliver to the Agent the following: (a) an executed Third Amendment to Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement, (b) evidence that the Borrower has filed all necessary documentation with regard to the changing of its name from Philipp Brothers Chemicals, Inc. to Phibro Animal Health Corporation in its State of incorporation and in all jurisdiction which it is qualified to do business and (c) an executed resolution of the Borrower authorizing the transaction described herein. It is understood and agreed that Borrower shall pay all fees and costs incurred by Lenders in entering into this Agreement and the other documents executed in connection herewith, including but not limited to all reasonable attorney fees and expenses of Lenders' counsel.

5) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the Other Documents. This Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and either the Loan Agreement or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.



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                                                                  EXECUTION COPY

6) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

BORROWER:

ATTEST:                                         PHIBRO ANIMAL HEALTH CORPORATION
                                                (formerly known as Philipp Brothers Chemicals, Inc.)


BY:  /s/ David C. Storbeck                      By:  /s/ Richard G. Johnson
   ---------------------------------------           --------------------------------------------------
    David C. Storbeck, Assistant Secretary           Richard G.  Johnson, Vice President
                                                     One Parker Plaza
                                                     Fort Lee, N.J. 07024

GUARANTORS:

ATTEST:                                         PHIBRO-TECH, INC.


BY: /s/ David C. Storbeck                       By:  /s/ W. Dwight Glover
    --------------------------------------           --------------------------------------------------
       David  C. Storbeck, Vice President            W. Dwight Glover, President
                                                     One Parker Plaza
                                                     Fort Lee, N.J. 07024


ATTEST:                                         C P CHEMICALS, INC.


BY: /s/ David C. Storbeck                       By:  /s/ Jack C. Bendheim
    --------------------------------------           --------------------------------------------------
      David  C. Storbeck, Vice President             Jack C. Bendheim, President
                                                     One Parker Plaza
                                                     Fort Lee, N.J. 07024

ATTEST:                                         THE PRINCE MANUFACTURING COMPANY (IL)

                                                (as an individual entity and as successor by merger to
                                                The Prince Manufacturing Company, a corporation
                                                organized under the laws of the State of Pennsylvania,)

BY: /s/ David C. Storbeck                       By: /s/ Marvin Sussman
    --------------------------------------          --------------------------------------------------------------
      David C. Storbeck, Vice President              Marvin Sussman,  President
                                                     One Prince Plaza
                                                     P.O. Box 1009
                                                     Quincy, Il. 62306



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
                                                                  EXECUTION COPY

ATTEST:                                              PRINCE AGRIPRODUCTS, INC.


BY: /s/ David C. Storbeck                             By: /s/ Marvin Sussman
    --------------------------------------------          --------------------------------------------------------
      David C. Storbeck, Vice President                    Marvin Sussman, President
                                                           One Prince Plaza
                                                           P.O. Box 1009
                                                           Quincy, Il. 62306


ATTEST:                                              Mineral Resource Technologies, Inc.
                                                     (successor by merger of Mineral Resource Technologies, L.L.C.
                                                      which merged into MRT Management Corp.)


BY: /s/ Hugh Shannonhouse                            By: /s/ David C. Storbeck
    --------------------------------                 -------------------------------------------------------------
       Hugh Shannonhouse, President                      David C. Storbeck, Vice President
                                                         2700 Research Forest Drive
                                                         Suite 150
                                                         The Woodlands, TX 77381


ATTEST:                                              PHIBRO-CHEM, INC.


BY: /s/ David C. Storbeck                            By: /s/ Jack C. Bendheim
    --------------------------------------------         ---------------------------------------------------------
      Davic C. Storbeck, Vice President                  Jack C. Bendheim, President
                                                         One Parker Plaza
                                                         Fort Lee, N.J. 07024


ATTEST:                                              PHIBROCHEMICALS, INC.


BY: /s/ David C. Storbeck                            By: /s/ Jack C. Bendheim
   --------------------------------------------          ---------------------------------------------------------
      David C. Storbeck, Vice President                  Jack C. Bendheim, President
                                                         One Parker Plaza
                                                         Fort Lee, N.J. 07024

ATTEST:                                              WESTERN MAGNESIUM CORP.


BY: /s/ David C. Storbeck                            By: Jack C. Bendheim
    --------------------------------------------         --------------------------------------------------------
      David C. Storbeck, Vice President                  Jack, C. Bendheim, President
                                                         One Parker Plaza
                                                         Fort Lee, N.J. 07024





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
                                                                  EXECUTION COPY

ATTEST:                                                  PHIBRO ANIMAL HEALTH HOLDINGS, INC.


BY: /s/ David C. Storbeck                                By:/s/ Marvin Sussman
    --------------------------------------------            --------------------------------------------------
      David C. Storbeck,  Vice President                     Marvin Sussman,  President
                                                             One Parker Plaza
                                                             Fort Lee, N.J. 07024


ATTEST:                                                  PHIBRO ANIMAL HEALTH  U.S., INC.


BY: /s/ David C. Storbeck                                By:/s/ Marvin Sussman
    --------------------------------------------            --------------------------------------------------
      David C. Storbeck, Vice President                     Marvin Sussman, President
                                                            One Parker Plaza
                                                            Fort Lee, N.J. 07024


LENDERS:

ATTEST:                                                  PNC BANK, NATIONAL ASSOCIATION, as Lender and as
                                                         Agent


                                                         By:__________________________________________________
------------------------------------------------
                                                            Name:  Michelle Stanley-Nurse
                                                            Title:  Vice President
                                                            Address:  70 East 55th Street, 14th Floor
                                                                      New York, New York  10022
                                                         Commitment Percentage:  41.1764705882%


                                                         BANK OF AMERICA, N. A., as Lender


                                                         By: /s/ Edmundo E. Kahn
                                                             -------------------------------------------------
                                                             Name: Edmundo E. Kahn
                                                             Title: Vice President
                                                             Address:   335 Madison Avenue
                                                                        6th Floor
                                                                        New York, New York 10017
                                                         Commitment Percentage:  29.4117647059%


                                                         GENERAL ELECTRIC CAPITAL CORPORATION, as
                                                         Lender


                                                         By: /s/ Susan Timmerman
                                                             --------------------------------------------------
                                                             Name:    Susan Timmerman
                                                             Title:   Sr. Risk Manager
                                                             Address: 401 Merritt 7
                                                                      Norwalk, CT 06854

                                                         Commitment Percentage:  29.4117647059%


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